Exhibit 99.2
Cal Dive International
2nd Quarter 2011 Earnings Conference Call

Forward-Looking Statements
This presentation may include “forward-looking” statements that are generally identifiable through our use of words such as “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including current economic and financial market conditions, changes in commodity prices for natural gas and oil and in the level of offshore exploration, development and production activity in the oil and natural gas industry, the impact on the market and regulatory environment in the U.S. Gulf of Mexico resulting from the Macondo well blowout, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

Presentation Outline

• Summary of 2Q 2011 Results
• Backlog
• Discussion of Financial Results
• Non-GAAP Reconciliations
• Questions & Answers

Summary of 2Q Results

• Construction project in Bahamas completed.
• Increased profitability in Australia for diving
 related work on Gorgon project.
• Increased tax benefit.
• Slow activity levels continue in GOM.
 • Slower than expected recovery in permitting
 process.
 • No oil spill cleanup related work as in 2010
 following Macondo well blowout.
 • Harsh weather conditions extended far into 2Q.

($ millions)

$350
$300
$250
$200
$150
$100
$50
$-
$183
$191
$302
$233
$191
$190
$176
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011

Backlog

Financial Results

(1) See reconciliation on Non-GAAP financial measures at the end of the presentation.
(all amounts in thousands, except per share amounts and percentages)
	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010

Revenues	$124,040	$124,217	$219,471	$181,635

Gross Profit (Loss)	$1,654	$7,457	($5,572)	($7,952)
Margins	1%	6%	(3%)	(4%)

Net Loss	($5,014)	($10,966)	($23,759)	($30,095)
Margins	(4%)	(9%)	11%	(17%)

Diluted Loss Per Share	($0.05)	($0.12)	($0.26)	($0.33)

EBITDA (1)	$7,278	$10,344	$5,939	$1,854
Margins	6%	8%	3%	1%

Utilization

(1)  Effective vessel utilization is calculated by dividing the total number of days the vessels generated revenues by the total number of days the vessels were available for operation in each period excluding days in which the vessels were in drydocking or taken out of service for upgrades.
(The following statistics are for owned and operated vessels only)
	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
Effective Utilization (1) -
Saturation Diving Vessels	60%	62%	54%	50%
Surface Diving Vessels	46%	61%	40%	42%
Construction Barges	27%	25%	21%	16%
Total Fleet	43%	50%	37%	36%

Calendar Day Utilization -
Saturation Diving Vessels	56%	56%	47%	46%
Surface Diving Vessels	44%	59%	38%	39%
Construction Barges	25%	21%	19%	13%
Total Fleet	41%	46%	34%	32%

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
$15
$109
$51
$73
$28
$154
$95
$125
2Q 2010
2Q 2011
YTD 2Q 2010
YTD 2Q 2011
Domestic
International

International Revenue

($ millions)

($ millions)

Horizon Acquisition
$350
$300
$250
$200
$150
$100
$50
$-
$314
$254
$183
$141
$155
$183
2007
2008
2009
2010
1Q 2011
2Q 2011
Net Debt

35%
30%
25%
20%
15%
10%
5%
0%
35%
27%
21%
27%
30%
33%
2007
2008
2009
2010
1Q 2011
2Q 2011
Net Debt to Book Cap.

Debt Levels

Net Debt Levels (1)
Net Debt to Book Cap. % (2)
(1) Calculated as Total Debt less Cash and Cash Equivalents.
(2) Calculated as Net Debt divided by Stockholders’ Equity plus Net Debt.

Liquidity

($ millions)

$300
$250
$200
$150
$100
$50
$-
$27
$273
$61
$7
$293
$61
$4
$296
$52
$0.3
$82
$218
$25
$14
$34
$252
$9
$35
$90
$175
$2
2007
2008
2009
2010
1Q 2011
2Q 2011
Cash
Effective Revolver Borrowing Capacity
Remaining Total Unused Revolver
Outstanding Revolver Borrowing and LC's

Non-GAAP Reconciliations

EBITDA Reconciliations

(all amounts in thousands)
	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010

EBITDA (unaudited)	$7,278	$10,344	$5,939	$1,854

Less: Depreciation & Amortization	17,476	16,563	34,352	34,825
Less: Non-Cash Stock Comp. Expense	2,318	1,795	4,598	3,578
Less: Interest Expense, net	2,314	1,833	4,341	4,291
Less: Income Tax Expense (Benefit)	(9,816)	1,119	(13,593)	(10,745)
Net Loss	($5,014)	($10,966)	($23,759)	($30,095)